Exhibit 10.36
FIFTH AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE
     This FIFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is executed this 19th day of January, 2006, between MOR MONTPELIER LLC, FORBES BOULEVARD LLC, and DERRY COURT LLC (collectively, “Seller”) and ASSET CAPITAL PARTNERS, L.P. (“Purchaser”; and, collectively with Seller, the “Parties”).
     WHEREAS, Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated November 7, 2005 (the “Original Agreement”), as amended by (i) a First Amendment to Agreement of Purchase and Sale dated December 12, 2005 (the ''First Amendment”), (ii) a Second Amendment to Agreement of Purchase and Sale dated December 14, 2005 (the “Second Amendment”), (iii) a Third Amendment to Agreement of Purchase and Sale dated December 16, 2005 (the “Third Amendment”), and (iv) a Fourth Amendment to Agreement of Purchase and Sale dated January 9, 2006 (the “Fourth Amendment”). The Original Agreement as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment is referred to herein as the “Agreement”.
     WHEREAS, the Parties have now agreed to further amend the Agreement as described herein. All terms not otherwise defined herein shall have the meanings set forth in the Agreement.
     NOW, THEREFORE, the Parties hereby agree as follows:
     1.     Anything contained in the Agreement notwithstanding, the definition of “Closing Date” under Section 1.1(j) of the Agreement is hereby deleted in its entirety and replaced with the following: “As designated by the Purchaser upon not less than 5 business days’ prior written notice, but no later than February 28, 2006.”
     2.     Notwithstanding the provisions of the Original Agreement to the contrary, in order to facilitate its financing, should Seller and Purchaser be unable to simultaneously close the purchase and sale of all three properties constituting the Property at such time as Purchaser is prepared to close the purchase and sale of the Forbes Property, Purchaser shall have the right to elect to close the purchase and sale of the Forbes Property separate and apart from the Montpelier Property and the Derry Court Property by delivery of written notice to Seller at least five (5) business days prior to the anticipated Closing Date (the “Forbes Closing Date”), in which event the following shall apply:
     (a)     The Agreement shall be deemed to constitute two separate agreements, one for the purchase and sale of the Forbes Property on the Forbes Closing Date for a purchase price of $9,400,000 (the “Forbes Purchase Price”), and a second for the purchase and sale of the Derry Property and the Montpelier Property for a combined purchase price of $13,300,000 (the “Montpelier/Derry Purchase Price”), to be consummated on the Closing Date (as defined in the Agreement).

     (b)     The entire Earnest Money shall be applied to the purchase of the Montpelier Property and Derry Property, and not the Forbes Property.
     (c)     All other terms of the Agreement shall apply to each transaction as appropriate in the context of the applicable Property.
     3.     Except as expressly amended by this Amendment, the Agreement is hereby ratified and affirmed in all respects. This Amendment may be executed by the parties hereby in counterpart.
     4.     This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.
     5.     This Amendment shall be interpreted and construed in accordance with the laws of the State of Maryland.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties to this Fifth Amendment to Agreement of Purchase and Sale have set their hands the day and year first written above.

WITNESSES:	SELLER: MOR MONTPELIER LLC
	By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

FORBES BOULEVARD LLC
By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

DERRY COURT LLC
By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

PURCHASER: ASSET CAPITAL PARTNERS, L.P.
By:	ACC GP, LLC, its general partner

By:	Asset Capital Corporation, Inc., its Sole member

By:	/s/ Blair Fernau	(SEAL)
Blair Fernau, Chief Investment Officer